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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 5, 1997
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS INC. (as depositor under the Trust Agreement, dated as of December 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Bonds, Series 1997-1)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                        333-39127                  33-3416059
--------                        ---------                  ----------
(State or Other Juris-         (Commission               (I.R.S. Employer
diction of Incorporation)      File Number)              Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
 New York, New York                                                  10281
 ------------------                                                  -----
(Address of Principal Executive Office)                              (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  23.3.  Consent  of  Coopers  &  Lybrand  L.L.P.,   independent
auditors of the Certificate Insurer with respect to PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1997-1.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE
                                        INVESTORS, INC.

                                        By:   /s/ Peter Cerwin
                                             ---------------------
                                        Name:     Peter Cerwin
                                        Title:    Vice President




Dated: December 5, 1997